THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS.


                                      WARRANT

                    TO PURCHASE 60,000 SHARES OF COMMON STOCK
                                         OF

                                 TECHNE CORPORATION

     THIS CERTIFIES THAT, for good and valuable consideration, Hillcrest Development, a Minnesota Limited Partnership, (the "Investor"), or its registered assigns, is entitled to subscribe for and purchase from Techne Corporation, a Minnesota corporation (the "Company"), at any time from July 1, 2000 (the date one year from the date of issuance of this Warrant) up to and including June 30, 2006 (the date seven years from the date of issuance of this Warrant), 60,000 fully paid and nonassessable shares of the Common Stock of the Company at $23.77 per share (the "Warrant Exercise Price"), such number of shares and Warrant Exercise Price being subject to adjustment pursuant to the anti-dilution provisions set forth in this Warrant. Reference is made to this Warrant in the Registration Rights Agreement dated January 22, 1999 (the "Registration Rights Agreement"), by and between the Company and the Investor. The shares of Common Stock which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein, the term "Holder" means the Investor, any party who acquires all or a part of this Warrant as a registered transferee of the Investor, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant.

     This Warrant is subject to the following provisions, terms and conditions:

     1.  Exercise; Transferability.

     (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such shares.

     (b) This Warrant is transferable in whole or in part, subject to applicable federal and state securities laws and regulations. This Warrant may not be sold, transferred, assigned, hypothecated or divided into two or more Warrants of smaller denominations, nor may any Warrant shares issued pursuant to exercise of this Warrant be transferred, except as provided in Section 7 hereof.

     2. Exchange and Replacement. Subject to Sections l and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if the Investor shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 2. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

     3.  Issuance of the Warrant Shares.

     (a) The Company agrees that the Warrant Shares purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

     (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in the Registration Rights Agreement dated January 22, 1999 between the Company and Investor. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

     4. Covenants of the Company. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant and a sufficient number of shares of Common Stock to provide for the conversion of the Common Stock underlying this Warrant.

     5. Antidilution Adjustments. The foregoing provisions are, however, subject to the following:

          (a) The Warrant Exercise Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Warrant Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

          (b) In case the Company shall at any time subdivide the outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased.

          (c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("Substituted Property") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such Substituted Property as would have been issued or delivered to the Holder if it had exercised this Warrant and had received upon exercise of this Warrant the Common Stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

     6. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

     7.  Notice of Transfer of Warrant or Resale of the Warrant Shares.

     (a) Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel and to counsel to the original purchaser of this Warrant. If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

     (b) If in the opinion of either of the counsel referred to in this Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such as, in the opinion of both such counsel, are permitted by law.

     8. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Fair Market Value (as herein after defined) of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share.

     9.  Additional Right to Convert Warrant.

     (a) The holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time after it is exercisable, but prior to its expiration, into shares of Company Common Stock as provided for in this Section 9. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Warrant Exercise Price) that number of shares of Company's Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Company Common Stock immediately prior to the exercise of the Conversion Right.

     (b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of Warrant Shares the Holder will purchase pursuant to such conversion and (ii) a place and date not less than one or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

     (c) At any closing under Section 9(b) hereof, (i) the Holder will surrender the Warrant and (ii) the Company will deliver to the Holder a certificate or certificates for the number of Warrant Shares issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the Holder a new Warrant representing the number of Warrant Shares, if any, with respect to which the Warrant shall not have been exercised.

     (d) Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

          (i)  if the Company's Common Stock is traded on an exchange or is
     quoted      on the Nasdaq National Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date, or

          (ii) if the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market but is traded on Nasdaq SmallCap Market or an over-the-counter market, then the average high bid and low asked prices reported for the ten (10) business days immediately preceding the Determination Date, or

          (iii) if the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market nor on Nasdaq SmallCap Market or an over-the-counter market, then the fair market value of the Common Stock established by the Company's Board of Directors.


     IN WITNESS WHEREOF, Techne Corporation has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated July 1, 1999.


                                            TECHNE CORPORATION



                                            By /s/ Thomas E. Oland
                                            ----------------------
                                            Thomas E. Oland, President








To:	Techne Corporation



NOTICE OF EXERCISE OF WARRANT -- To Be Executed by the Registered Holder in Order to Exercise the Warrant

The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash, _________________ of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of


                                         ___________________________________
                                                    (Print Name)


Please insert social security
or other identifying number
of registered holder of
certificate (_____________________)	Address:

                                        ____________________________________

                                        ____________________________________


Date:  _________, 19__                  ____________________________________
                                                     (Signature)*




*The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.






ASSIGNMENT FORM


To be signed only upon authorized transfer of Warrants.

	FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto _____________________________ the right to purchase the securities of Techne Corporation to which the within Warrant relates and appoints __________ ______________________, attorney, to transfer said right on the books of Techne Corporation, with full power of substitution in the premises.

Dated:  _______________                 _________________________________
                                                  (Signature)

                                        Address:

                                        __________________________________

                                        __________________________________








CASHLESS EXERCISE FORM
(To be executed upon exercise of Warrant pursuant to Section 9)


	The undersigned hereby irrevocably elects a cashless exercise of the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ______________ shares of Common Stock, as provided for in Section 9 therein.

	Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:


                                      Name___________________________
                                          (Please print Name)

                                      Address_________________________

                                      ________________________________


                                      Social Security No._____________



                                      Signature_______________________

	NOTE: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

	And if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.